Consent of Independent Auditors


The Board of Directors of Aetna Life Insurance and Annuity Company and Policyholders of Aetna Variable Life Account B:


We consent to the use of our reports dated February 3, 1998 and February 27, 1998 included herein this Post-Effective Amendment No. 1 to Registration Statement (File No. 333-27337) on Form S-6 and to the reference to our firm under the heading, "Independent Auditors" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP

                                          KPMG Peat Marwick LLP


Hartford, Connecticut
September 22, 1998